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                                                    EXHIBIT NUMBER (10)(XX)(1)
                                                    TO 1994 FORM 10-K



                                     FIRST
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                                   AMENDMENT
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                                      OF
                                      --
           THE NORTHERN TRUST CORPORATION 1992 INCENTIVE STOCK PLAN
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    The Northern Trust Corporation 1992 Incentive Stock Plan (the "Plan") is
hereby amended, effective as of the date hereof, as follows:

    1. By changing the name of the Plan in Section 1 to the "Northern Trust Corporation Amended 1992 Incentive Stock Plan."

    2. By substituting the following sentence in place of the third sentence of Section 2 of the Plan:

    "Notwithstanding anything to the contrary contained herein, membership of the Committee shall be limited to Board members who meet the "disinterested person" definition in Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934 and the "outside director" definition under Section 162(m) of the Internal Revenue Code and the regulations thereunder."

    3. By substituting the following sentence in place of the first sentence of
Section 5 of the Plan:

    "There is hereby reserved for issuance under the Plan an aggregate of 3,750,000 (reflecting an adjustment for the November, 1992 three-for-two stock split) shares of Common
    Stock, $1.66 2/3 par value, which may be authorized but unissued or treasury shares."

    4. By substituting the following for Section 12 of the Plan:

    "12. NONTRANSFERABILITY. Except as provided below, each Award granted under the Plan to an employee shall not be transferable by him other than by will or the laws of descent and distribution and shall be exercisable, during his lifetime, only by him. In the event of the death of a participant during employment or prior to the termination, expiration, cancellation or forfeiture of any Award held by him hereunder, each Award theretofore granted to him shall be exercisable or payable to the extent provided therein but no later than five years after his death and then only:
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             (a) by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Award shall pass by will or the laws of descent and distribution; and

             (b) to the extent set forth in the benefit.

             Notwithstanding the foregoing, a Stock Option Agreement for an Award of Stock Options that are not Incentive Stock Options (including a Stock Option Agreement for an Award made prior to the January 1, 1995 effective date of the amendment to this Section
             12), may permit the participant who received the Award, at any time prior to his death, to assign all or any portion of the Stock Option granted to him to: (i) his spouse or lineal descendants;
             (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendants; or (iii) a partnership of which his spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendant, trustee or partnership will be entitled to all of the rights of the participant with respect to the assigned portion of such Stock Option, and such portion of the Stock Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Award, as set forth herein and in the related Stock Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the participant does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Stock Option Agreement (as such Stock Option Agreement may be amended) as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the participant, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment."

             5. By substituting the following in place of (ii) in the last sentence of Section 14:

             "(ii) if the election is made by a participant who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934, then the election must be made in accordance with such restrictions and the restrictions of Rule 16b-3."